UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-05245

BNY Mellon Strategic Municipals, Inc.
(Exact name of Registrant as specified in charter)

c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street New York, New York 10286
(Address of principal executive offices) (Zip code)

Bennett A. MacDougall, Esq. 240 Greenwich Street New York, New York 10286
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	09/30
Date of reporting period:	03/31/20

FORM N-CSR

Item 1.           Reports to Stockholders.

BNY Mellon Strategic Municipals, Inc.

SEMIANNUAL REPORT March 31, 2020

BNY Mellon Strategic Municipals, Inc.

Protecting Your Privacy
Our Pledge to You

THE FUND IS COMMITTED TO YOUR PRIVACY. On this page, you will find the fund’s policies and practices for collecting, disclosing, and safeguarding “nonpublic personal information,” which may include financial or other customer information. These policies apply to individuals who purchase fund shares for personal, family, or household purposes, or have done so in the past. This notification replaces all previous statements of the fund’s consumer privacy policy, and may be amended at any time. We’ll keep you informed of changes as required by law.

YOUR ACCOUNT IS PROVIDED IN A SECURE ENVIRONMENT. The fund maintains physical, electronic and procedural safeguards that comply with federal regulations to guard nonpublic personal information. The fund’s agents and service providers have limited access to customer information based on their role in servicing your account.

THE FUND COLLECTS INFORMATION IN ORDER TO SERVICE AND ADMINISTER YOUR ACCOUNT. The fund collects a variety of nonpublic personal information, which may include:

• Information we receive from you, such as your name, address, and social security number.

• Information about your transactions with us, such as the purchase or sale of fund shares.

• Information we receive from agents and service providers, such as proxy voting information.

THE FUND DOES NOT SHARE NONPUBLIC PERSONAL INFORMATION WITH ANYONE, EXCEPT AS PERMITTED BY LAW.

Thank you for this opportunity to serve you.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

BNY Mellon Strategic Municipals, Inc.	The Fund

A LETTER FROM THE PRESIDENT OF BNY MELLON INVESTMENT ADVISER, INC.

Dear Shareholder:

We are pleased to present this semiannual report for BNY Mellon Strategic Municipals, Inc., covering the six-month period from October 1, 2019 through March 31, 2020. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Stock markets performed well over the last several months of 2019. Accommodative policies from the U.S. Federal Reserve (the “Fed”), paired with healthy U.S. consumer spending, helped support valuations. Despite periodic investor concern regarding trade relations with China and global growth rates, the rally continued through the end of the calendar year, supported in part by a December announcement from President Trump that the first phase of a trade deal with China was in process. However, the positive outlook was short-lived, as concerns over the spread of the coronavirus roiled markets the first several months of 2020. As the virus spread across the globe, concerns about the economic effects of a widespread quarantine worked to depress equity valuations. Many indices, particularly in the U.S., reported historically low returns for the first quarter of 2020.

In fixed-income markets, interest rates were heavily influenced by changes in Fed policy and investor concern over COVID-19. The Fed cut the target overnight lending rate by 25 basis points in October 2019 in an effort to support the U.S. economy. Rates across much of the Treasury curve increased during the month of November, and the long end of the curve rose in December as investors anticipated improvements in global economic growth during the coming year. However, concerns regarding COVID-19 and the resulting economic impact caused yields throughout the intermediate- and long-dated portions of the curve to fall during January and February of 2020. In March, the Fed cut rates twice, resulting in an overnight lending target-rate of nearly zero at the end of the period.

We believe the near-term outlook for the U.S. will be challenging, as the country curbs the spread of COVID-19. However, we are confident that once the economic effects have been mitigated, the economy will rebound. As always, we will monitor relevant data for signs of change. We encourage you to discuss the risks and opportunities in today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Renee LaRoche-Morris
President
BNY Mellon Investment Adviser, Inc.
April 15, 2020

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from October 1, 2019 through March 31, 2020, as provided by Daniel Rabasco and Jeffrey Burger, Primary Portfolio Managers

Market and Fund Performance Overview

For the six-month period ended March 31, 2020, BNY Mellon Strategic Municipals, Inc. produced a total return of -5.86% on a net-asset-value basis and -10.97% on a market price basis.1 Over the same period, the fund provided aggregate income dividends of $0.21 per share, which reflects a distribution rate of 5.64%.2

Municipal bonds declined during the reporting period, due largely to the market turmoil resulting from the COVID-19 pandemic. The municipal bond market rallied through much of the period, supported by strong demand and interest rate cuts by the Fed. But the emergence of the COVID-19 crisis resulted in a flight to safety that hurt municipal market performance.

The Fund’s Investment Approach

The fund’s investment objective is to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital. Under normal market conditions, the fund invests at least 80% of its net assets in municipal obligations. Generally, the fund invests at least 50% of its net assets in municipal bonds considered investment grade or the unrated equivalent as determined by BNY Mellon Investment Adviser, Inc. in the case of bonds, and in the two highest rating categories or the unrated equivalent as determined by BNY Mellon Investment Adviser, Inc. in the case of short-term obligations having or deemed to have maturities of less than one year.

To this end, portfolio construction focuses on income opportunities, through analysis of each bond’s structure, including close attention to each bond’s yield, maturity and early redemption features. When making new investments, we focus on identifying undervalued sectors and securities, and we minimize reliance on interest-rate forecasting. We select municipal bonds based on fundamental credit analysis to estimate the relative value and attractiveness of various sectors and securities and to exploit pricing inefficiencies in the municipal bond market. We actively trade among various sectors, such as escrowed, general obligation and revenue, based on their apparent relative values. Leverage, which is utilized in the portfolio in order to generate a higher level of current income exempt from regular federal income taxes, does amplify the fund’s exposure to interest-rate movements, and potentially, gains or losses, especially those among the longest maturities.

COVID-19 Concerns and Supply-Demand Factors Drove Municipal Bonds

Through most of the reporting period, the municipal bond market experienced strong demand against a backdrop of moderating economic growth and mundane inflation prospects. Demand was driven especially by investors in states with high income-tax rates. Many of these investors moved into municipal bonds as a way to reduce their federal income taxes, which rose as a result of the cap on the federal deductibility of state and local taxes in the Tax Cuts and Jobs Act of 2017.

Actions by the Federal Reserve (the “Fed”) early in the period, including two rate cuts, also helped performance in the municipal bond market. This contributed to a decline in yields across the municipal bond yield curve, though investors largely favored longer-term issues, causing the municipal bond yield curve to flatten.

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

Supply increased somewhat during the reporting period, as low interest rates led issuers to seek to capture favorable financing. New issuance may have been inhibited by the absence of advance refunding, which was eliminated by the Tax Cuts and Jobs Act of 2017.

The municipal bond market continued to perform well early in 2020 until the emergence of the COVID-19 crisis, which resulted in turmoil and hindered returns, particularly in March. A conflict between Russia and Saudi Arabia over oil prices also contributed to economic deterioration and uncertainty, leading to a flight to quality.

Actions by the Fed, including two emergency rate cuts in March 2020, provided some support to the municipal bond market, but technical supply and demand factors became the predominant driver. Though the municipal bond market often benefits from economic uncertainty, in this environment that was not the case. Fears of widespread economic damage due to the COVID-19 caused investors to shift out of the municipal bond market, resulting in large outflows from municipal bond mutual funds. In a normal market, broker-dealers would step in to buy municipal bonds. But a decline in the municipal bond market, combined with a rally in the Treasury market, prevented them from hedging their municipal bond purchases by shorting Treasuries, as they normally do.

In addition, the municipal bond market was hurt by the inability of large investors to capitalize on the volatility. As municipal bond yields rose, insurance companies and other large investors were expected to step in, but since there was also a lack of liquidity in corporate bonds, which normally would have financed their municipal bond purchases, these investors were hindered in their ability to act. As a result, the municipal market yield spreads rose significantly, especially among high yield and lower-rated, investment grade bonds, weakening performance.

Fundamentals in the municipal bond market were quite healthy heading into the crises exhibiting strong fiscal balances and “rainy day” funds

Asset Allocation and Leverage Hindered Fund Results

The fund’s performance was hampered during the reporting period by an overweight to revenue bonds and an underweight to general obligation bonds. Security selection detracted from returns, as holdings of Illinois and Chicago general obligation bonds underperformed. Overweight positions in the health care, education and airport sectors hindered fund performance as well. The fund’s tender option bond position, including the use of derivatives, also hindered performance as the funding costs associated with this leverage skyrocketed. Additionally, the fund hedged the added duration of the tender option bonds by shorting long-term Treasuries; however, this hedge against rising interest rates became untenable as rates on long-term Treasury securities actually declined.

On a more positive note, the fund’s performance was assisted by yield curve positioning as its positions in short and intermediate term bonds were advantageous as was the funds longer duration positioning during the earlier portion of the reporting period.

A Conservative Investment Posture

Despite the recent turmoil and the continuing economic uncertainty, we remain, on a whole, constructive on the medium to long term prospects of the market. Although defaults and credit downgrades are likely, the economy will be supported by the COVID-19 Aid, Relief, and Economic Security (CARES) Act, and programs recently announced by the Fed, including direct lending to municipalities, should support the municipal bond market. Towards the end of the period, the fund increased its income generation prospects by executing bond swaps out of lower book yielding issues into those offering higher yields as a result of the market dislocation characterized by spread widening.

April 15, 2020

1 Total return includes reinvestment of dividends and any capital gains paid, based upon net asset value per share or market price per share, as applicable. Past performance is no guarantee of future results. Market price per share, net asset value per share and investment return fluctuate. Income may be subject to state and local taxes, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable. Return figure provided reflects the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc. pursuant to an agreement in effect until May 31, 2020, at which time it may be extended, modified or terminated. Had these expenses not been absorbed, the fund’s return would have been lower.

2 Distribution rate per share is based upon dividends per share paid from net investment income during the period, divided by the market price per share at the end of the period, adjusted for any capital gain distributions.

Bonds are subject generally to interest-rate, credit, liquidity and market risks, to varying degrees. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines. High yield bonds are subject to increased credit risk and are considered speculative in terms of the issuer’s perceived ability to continue making interest payments on a timely basis and to repay principal upon maturity. The use of leverage may magnify the fund’s gains or losses. For derivatives with a leveraging component, adverse changes in the value or level of the underlying asset can result in a loss that is much greater than the original investment in the derivative.

Recent market risks include pandemic risks related to COVID-19.  The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

STATEMENT OF INVESTMENTS

March 31, 2020 (Unaudited)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - .9%
Collateralized Municipal-Backed Securities - .9%
Arizona Industrial Development Authority, Revenue Bonds, Ser. 2019-2	3.63	5/20/2033	1,737,930		1,779,727
Federal Home Loan Mortgage Corp. Multifamily Variable Rate Certificate, Revenue Bonds, Ser. M048	3.15	1/15/2036	2,490,000	[a]	2,870,771
Total Bonds and Notes (cost $4,415,611)			4,650,498

Long-Term Municipal Investments - 160.7%
Alabama - 3.6%
Alabama Special Care Facilities Financing Authority, Revenue Bonds (Methodist Home for the Aging Obligated Group)	5.75	6/1/2045	5,000,000		5,058,950
Alabama Special Care Facilities Financing Authority, Revenue Bonds (Methodist Home for the Aging Obligated Group)	6.00	6/1/2050	1,000,000		1,024,180
Jefferson County, Revenue Bonds, Refunding, Ser. F	0/7.90	10/1/2050	2,500,000	[b]	2,338,900
The Lower Alabama Gas District, Revenue Bonds, Ser. A	5.00	9/1/2046	6,000,000		7,056,480
University of Alabama at Birmingham, Revenue Bonds, Ser. B	4.00	10/1/2036	2,000,000		2,319,820
				17,798,330
Arizona - 6.3%
Arizona Industrial Development Authority, Revenue Bonds (Academics of Math & Science Obligated Group)	5.00	7/1/2054	1,275,000	[a]	1,164,292
Arizona Industrial Development Authority, Revenue Bonds (Cadence Campus Project) Ser. A	4.00	7/15/2030	625,000	[a]	609,513
Arizona Industrial Development Authority, Revenue Bonds (Cadence Campus Project) Ser. A	4.00	7/15/2040	925,000	[a]	801,485
Arizona Industrial Development Authority, Revenue Bonds, Refunding (Basis School Obligated Group Projects) Ser. D	5.00	7/1/2051	1,380,000	[a]	1,262,134

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 160.7% (continued)
Arizona - 6.3% (continued)
Glendale Industrial Development Authority, Revenue Bonds, Refunding (Sun Health Services Obligated Group) Ser. A	5.00	11/15/2054	1,000,000		1,091,710
La Paz County Industrial Development Authority, Revenue Bonds (Charter School Solutions) Ser. A	5.00	2/15/2036	2,480,000	[a]	2,671,977
Maricopa County Industrial Development Authority, Revenue Bonds (Benjamin Franklin Charter School Obligated Group)	6.00	7/1/2052	3,000,000	[a]	3,062,190
Maricopa County Industrial Development Authority, Revenue Bonds, Refunding (Legacy Traditional School Obligated Group)	5.00	7/1/2054	1,750,000	[a]	1,620,640
Maricopa County Industrial Development Authority, Revenue Bonds, Refunding (Paradise Schools Projects Paragon Management)	5.00	7/1/2047	2,000,000	[a]	1,899,980
Tempe Industrial Development Authority, Revenue Bonds (Mirabella at ASU Project) Ser. B	5.35	10/1/2025	3,000,000	[a]	3,011,520
Tender Option Bond Trust Receipts (Series 2018-XF2537), (Salt Verde Financial Corporation, Revenue Bonds) Recourse, Underlying Coupon Rate (%) 5.00	0.36	12/1/2037	4,030,000	[a,c,d]	4,742,848
The Phoenix Industrial Development Authority, Revenue Bonds, Refunding (BASIS Schools Obligated Group Projects) Ser. A	5.00	7/1/2035	2,360,000	[a]	2,317,850
The Phoenix Industrial Development Authority, Revenue Bonds, Refunding (BASIS Schools Obligated Group Projects) Ser. A	5.00	7/1/2046	2,000,000	[a]	1,853,940
The Pima County Industrial Development Authority, Revenue Bonds (American Leadership Academy Project)	5.00	6/15/2047	4,500,000	[a]	3,971,610
The Pima County Industrial Development Authority, Revenue Bonds (American Leadership Academy Project)	5.00	6/15/2052	1,500,000	[a]	1,312,170
				31,393,859

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 160.7% (continued)
California - 7.7%
California Municipal Finance Authority, Revenue Bonds, Refunding (William Jessup University)	5.00	8/1/2039	1,000,000		1,020,870
California Public Finance Authority, Revenue Bonds (NCCD-Claremont Properties-Claremont Colleges Project) Ser. A	5.00	7/1/2047	1,000,000	[a]	824,080
California Statewide Communities Development Authority, Revenue Bonds (Loma Linda University Medical Center Obligated Group)	5.50	12/1/2058	1,000,000	[a]	1,096,820
California Statewide Communities Development Authority, Revenue Bonds, Refunding (Bentley School) Ser. A	7.00	7/1/2040	2,090,000		2,127,348
San Buenaventura, Revenue Bonds (Community Memorial Health System)	7.50	12/1/2041	2,000,000		2,157,580
San Francisco City & County Redevelopment Agency, Special Tax Bonds, Refunding, Ser. A	5.00	8/1/2023	1,000,000		1,064,520
Tender Option Bond Trust Receipts (Series 2016-XM0379), (Los Angeles Department of Water & Power, Revenue Bonds, Refunding) Non-recourse, Underlying Coupon Rate (%) 5.00	1.18	7/1/2043	5,000,000	[a,c,d]	5,367,062
Tender Option Bond Trust Receipts (Series 2016-XM0434), (The Regents of the University of California, Revenue Bonds, Refunding) Recourse, Underlying Coupon Rate (%) 5.00	0.81	5/15/2038	10,000,000	[a,c,d]	10,931,275
Tender Option Bond Trust Receipts (Series 2016-XM0440), (Los Angeles Department of Airports, Revenue Bonds, Refunding (Los Angeles International Airport)) Recourse, Underlying Coupon Rate (%) 5.00	0.79	5/15/2031	5,247,500	[a,c,d]	5,267,738
Tender Option Bond Trust Receipts (Series 2019-XF2838), (San Francisco California City & County Airports Community International Airport, Revenue Bonds, Refunding) Recourse, Underlying Coupon Rate (%) 4.00	-2.84	5/1/2050	7,780,000	[a,c,d]	8,207,770
				38,065,063

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 160.7% (continued)
Colorado - 6.6%
Denver City & County, Revenue Bonds, Refunding (United Airlines Project)	5.00	10/1/2032	1,000,000		990,840
Dominion Water & Sanitation District, Revenue Bonds	6.00	12/1/2046	4,715,000		4,907,419
Hess Ranch Metropolitan District No. 6, GO, Ser. A1	5.00	12/1/2049	2,000,000		1,648,060
Tender Option Bond Trust Receipts (Series 2016-XM0385), (Board of Governors of the Colorado State University, Revenue Bonds) Non-recourse, Underlying Coupon Rate (%) 5.00	0.58	3/1/2038	7,500,000	[a,c,d]	8,047,631
Tender Option Bond Trust Receipts (Series 2016-XM0433), (Colorado Springs, Revenue Bonds) Recourse, Underlying Coupon Rate (%) 5.00	0.82	11/15/2043	9,752,907	[a,c,d]	10,776,633
Tender Option Bond Trust Receipts (Series 2020-XM0829), (Colorado Health Facilities Authority, Revenue Bonds, Refunding (CommonSpirit Health Obligated Group) Ser. A1) Recourse, Underlying Coupon Rate (%) 4.00	0.01	8/1/2044	4,440,000	[a,c,d]	5,333,117
Vauxmont Metropolitan District, GO, Refunding (Insured; Assured Guaranty Municipal Corp.)	3.25	12/15/2050	800,000		831,896
				32,535,596
Connecticut - 1.7%
Connecticut Health & Educational Facilities Authority, Revenue Bonds, Refunding (Trinity Health Obligated Group)	5.00	12/1/2045	2,500,000		2,841,600
Connecticut Housing Finance Authority, Revenue Bonds, Refunding, Ser. A1	3.65	11/15/2032	1,555,000		1,667,955
Harbor Point Infrastructure Improvement District, Tax Allocation Bonds, Refunding (Harbor Point Project)	5.00	4/1/2039	3,500,000	[a]	3,670,415
				8,179,970
District of Columbia - 4.8%
Metropolitan Washington Airports Authority, Revenue Bonds, Refunding (Dulles Metrorail & Capital Improvement Projects) Ser. A	5.00	10/1/2039	1,000,000		1,171,800

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 160.7% (continued)
District of Columbia - 4.8% (continued)
Metropolitan Washington Airports Authority, Revenue Bonds, Refunding, Ser. B	4.00	10/1/2049	1,000,000		903,660
Tender Option Bond Trust Receipts (Series 2016-XM0437), (District of Columbia, Revenue Bonds) Recourse, Underlying Coupon Rate (%) 5.00	0.81	12/1/2035	19,992,830	[a,c,d]	21,770,680
				23,846,140
Florida - 8.8%
Atlantic Beach, Revenue Bonds (Fleet Landing Obligated Group Project) Ser. A	5.00	11/15/2048	3,000,000		3,082,290
Florida Development Finance Corp., Revenue Bonds (Miami Arts Charter School Project) Ser. A	6.00	6/15/2044	5,000,000	[a]	4,496,150
Miami-Dade County, Revenue Bonds	0.00	10/1/2045	3,000,000	[e]	1,348,380
Mid-Bay Bridge Authority, Revenue Bonds, Ser. A	7.25	10/1/2021	6,000,000	[f]	6,508,920
Palm Beach County Health Facilities Authority, Revenue Bonds (Lifespace Communities Obligated Group) Ser. B	4.00	5/15/2053	2,600,000		2,311,738
Pinellas County Industrial Development Authority, Revenue Bonds (Foundation for Global Understanding)	5.00	7/1/2029	1,000,000		1,029,830
Seminole County Industrial Development Authority, Revenue Bonds, Refunding (Legacy Pointe at UCF Project)	5.50	11/15/2049	2,500,000		2,047,225
St. Johns County Industrial Development Authority, Revenue Bonds, Refunding (Presbyterian Retirement Communities Obligated Group Project) Ser. A	6.00	8/1/2020	6,500,000	[f]	6,596,785
Tender Option Bond Trust Receipts (Series 2019-XF0813), (Fort Myers Florida Utility, Revenue Bonds) Non-recourse, Underlying Coupon Rate (%) 4.00	1.42	10/1/2049	3,435,000	[a,c,d]	3,884,858
Tender Option Bond Trust Receipts (Series 2019-XF2840), (Broward County Florida Port Facilities, Revenue Bonds, Ser. B) Recourse, Underlying Coupon Rate (%) 4.00	-3.29	9/1/2049	4,700,000	[a,c,d]	5,078,550

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 160.7% (continued)
Florida - 8.8% (continued)
Tender Option Bond Trust Receipts (Series 2019-XM0782), (Palm Beach County Florida Health Facilities Authority, Revenue Bonds, Refunding (Baptist Health South Florida Obligated Group)) Recourse, Underlying Coupon Rate (%) 4.00	-2.85	8/15/2049	5,535,000	[a,c,d]	5,909,698
Village Community Development District No.10, Special Assessment Bonds	6.00	5/1/2044	1,000,000		1,091,010
				43,385,434
Georgia - 5.4%
Atlanta Water & Wastewater, Revenue Bonds, Ser. D	3.50	11/1/2028	1,665,000	[a]	1,761,770
Tender Option Bond Trust Receipts (Series 2016-XM0435), (Private Colleges & Universities Authority, Revenue Bonds, Refunding (Emory University)) Recourse, Underlying Coupon Rate (%) 5.00	0.81	10/1/2043	10,000,000	[a,c,d]	11,043,425
Tender Option Bond Trust Receipts (Series 2019-XF2847), (Municipal Electric Authority of Georgia, Revenue Bonds (Plant Vogtle Unis 3&4 Project) Ser. A) Recourse, Underlying Coupon Rate (%) 5.00	0.70	1/1/2056	3,600,000	[a,c,d]	3,964,203
Tender Option Bond Trust Receipts (Series 2020-XM0825), (Brookhaven Development Authority, Revenue Bonds (Children's Healthcare of Atlanta) Ser. A) Recourse, Underlying Coupon Rate (%) 4.00	0.01	7/1/2044	6,340,000	[a,c,d]	7,316,106
The Burke County Development Authority, Revenue Bonds, Refunding (Oglethorpe Power) Ser. D	4.13	11/1/2045	2,400,000		2,574,264
				26,659,768
Hawaii - .3%
Hawaii Department of Budget & Finance, Revenue Bonds, Refunding (Hawaiian Electric Co.)	4.00	3/1/2037	1,500,000		1,561,935
Idaho - 1.0%
Power County Industrial Development Corp., Revenue Bonds (FMC Corp. Project)	6.45	8/1/2032	5,000,000		5,022,650

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 160.7% (continued)
Illinois - 16.8%
Chicago Board of Education, GO, Refunding, Ser. A	5.00	12/1/2034	1,400,000		1,422,932
Chicago Board of Education, GO, Ser. D	5.00	12/1/2046	2,000,000		1,963,840
Chicago Board of Education, GO, Ser. H	5.00	12/1/2036	2,000,000		2,019,400
Chicago II, GO, Refunding, Ser. A	6.00	1/1/2038	3,000,000		3,226,080
Chicago II, GO, Ser. A	5.50	1/1/2049	5,000,000		5,195,300
Chicago O'Hare International Airport, Revenue Bonds	5.63	1/1/2035	1,015,000		1,044,892
Chicago O'Hare International Airport, Revenue Bonds	5.63	1/1/2021	3,985,000	[f]	4,118,737
Chicago O'Hare International Airport, Revenue Bonds, Refunding, Ser. A	5.00	1/1/2048	3,585,000		4,021,689
Illinois, GO, Refunding, Ser. A	5.00	10/1/2029	2,500,000		2,601,450
Illinois, GO, Ser. A	5.00	5/1/2038	3,900,000		3,955,224
Illinois, GO, Ser. C	5.00	11/1/2029	7,270,000		7,536,373
Illinois Finance Authority, Revenue Bonds, Refunding (Lutheran Life Communities Obligated Group) Ser. A	5.00	11/1/2049	1,750,000		1,589,648
Metropolitan Pier & Exposition Authority, Revenue Bonds (McCormick Place Expansion Project) Ser. A	5.00	6/15/2053	3,500,000		3,438,505
Metropolitan Pier & Exposition Authority, Revenue Bonds (McCormick Place Project) (Insured; National Public Finance Guarantee Corp.) Ser. A	0.00	12/15/2036	2,500,000	[e]	1,351,050
Metropolitan Pier & Exposition Authority, Revenue Bonds, Refunding (McCormick Place Expansion Project) Ser. B	0.00	12/15/2051	18,100,000	[e]	4,832,338
Metropolitan Pier & Exposition Authority, Revenue Bonds, Refunding (McCormick Place Project) Ser. B	5.00	6/15/2052	1,650,000		1,621,009
Metropolitan Pier & Exposition Authority, Revenue Bonds, Refunding (McCormick Place Project) Ser. B	5.00	12/15/2028	3,000,000		3,024,660
Railsplitter Tobacco Settlement Authority, Revenue Bonds	6.00	6/1/2021	5,050,000	[f]	5,332,244
Sales Tax Securitization Corp., Revenue Bonds, Refunding, Ser. A	4.00	1/1/2039	2,000,000		2,064,000

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 160.7% (continued)
Illinois - 16.8% (continued)
Tender Option Bond Trust Receipts (Series 2016-XM0378), (Greater Chicago Metropolitan Water Reclamation District, Revenue Bonds) Non-recourse, Underlying Coupon Rate (%) 5.00	0.45	12/1/2032	7,500,000	[a,c,d]	7,864,144
Tender Option Bond Trust Receipts (Series 2017-XM0492), (Illinois Finance Authority, Revenue Bonds, Refunding (The University of Chicago)) Non-recourse, Underlying Coupon Rate (%) 5.00	1.17	10/1/2040	12,000,000	[a,c,d]	13,942,530
University of Illinois, Revenue Bonds, Ser. A	5.00	4/1/2044	1,000,000		1,116,760
				83,282,805
Indiana - 1.9%
Indiana Finance Authority, Revenue Bonds (Greed Bond) (RES Polyflow Indiana)	7.00	3/1/2039	6,175,000	[a]	5,218,801
Indiana Finance Authority, Revenue Bonds (Ohio Valley Electric Project) Ser. A	5.00	6/1/2039	1,585,000		1,620,171
Indiana Finance Authority, Revenue Bonds (Parkview Health System Obligated Group) Ser. A	5.00	11/1/2043	1,000,000		1,210,490
Indiana Finance Authority, Revenue Bonds, Refunding	5.00	3/1/2039	1,400,000		1,415,204
				9,464,666
Iowa - 1.5%
Iowa Finance Authority, Revenue Bonds, Refunding (Iowa Fertilizer Co. Project)	5.25	12/1/2025	7,375,000		7,549,419
Kansas - .6%
Kansas Development Finance Authority, Revenue Bonds (Village Shalom Obligated Group Project) Ser. A	5.25	11/15/2053	1,000,000		862,620
Kansas Development Finance Authority, Revenue Bonds (Village Shalom Obligated Group Project) Ser. B	4.00	11/15/2025	2,000,000		1,893,580
				2,756,200
Kentucky - .5%
Kentucky Public Energy Authority, Revenue Bonds, Ser. A1	4.00	6/1/2025	2,500,000		2,605,825

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 160.7% (continued)
Louisiana - 3.1%
Louisiana Local Government Environmental Facilities & Community Development Authority, Revenue Bonds, Refunding (Westlake Chemical Project)	3.50	11/1/2032	3,100,000		2,994,693
Tender Option Bond Trust Receipts (Series 2018-XF2584), (Louisiana Public Facilities Authority, Revenue Bonds (Franciscan Missionaries of Our Lady Health System Project)) Non-recourse, Underlying Coupon Rate (%) 5.00	0.95	7/1/2047	10,755,000	[a,c,d]	12,490,642
				15,485,335
Maine - .7%
Maine Health & Higher Educational Facilities Authority, Revenue Bonds (Maine General Medical Center Obligated Group)	7.50	7/1/2032	3,000,000		3,210,930
Maryland - 2.7%
Maryland Health & Higher Educational Facilities Authority, Revenue Bonds (Adventist Healthcare Obligated Group) Ser. A	5.50	1/1/2046	3,250,000		3,482,050
Tender Option Bond Trust Receipts (Series 2016-XM0391), (Mayor & City Council of Baltimore, Revenue Bonds, Refunding (Water Projects)) Non-recourse, Underlying Coupon Rate (%) 5.00	0.94	7/1/2042	9,000,000	[a,c,d]	9,896,985
				13,379,035
Massachusetts - 9.9%
Lowell Collegiate Charter School, Revenue Bonds	5.00	6/15/2054	1,620,000		1,472,548
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (NewBridge Charles)	5.00	10/1/2057	1,000,000	[a]	971,970
Massachusetts Development Finance Agency, Revenue Bonds, Refunding, Ser. A	5.00	7/1/2025	1,400,000		1,619,646
Tender Option Bond Trust Receipts (Series 2016-XM0368), (Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Harvard University)) Non-recourse, Underlying Coupon Rate (%) 5.25	2.05	2/1/2034	10,000,000	[a,c,d]	10,339,375

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 160.7% (continued)
Massachusetts - 9.9% (continued)
Tender Option Bond Trust Receipts (Series 2016-XM0372), (Massachusetts, GO) Non-recourse, Underlying Coupon Rate (%) 5.00	1.18	4/1/2027	8,600,000	[a,c,d]	8,923,811
Tender Option Bond Trust Receipts (Series 2016-XM0389), (Massachusetts School Building Authority, Revenue Bonds) Non-recourse, Underlying Coupon Rate (%) 5.00	1.18	5/15/2043	10,000,000	[a,c,d]	10,974,800
Tender Option Bond Trust Receipts (Series 2018-XF0610), (Massachusetts Transportation Fund, Revenue Bonds (Rail Enhancement & Accelerated Bridge Programs)) Non-recourse, Underlying Coupon Rate (%) 5.00	1.27	6/1/2047	12,750,000	[a,c,d]	15,021,599
				49,323,749
Michigan - 6.9%
Detroit Water Supply System, Revenue Bonds, Ser. A	5.00	7/1/2031	3,000,000		3,135,390
Great Lakes Water Authority Sewage Disposal System, Revenue Bonds, Refunding, Ser. C	5.00	7/1/2036	3,000,000		3,540,840
Michigan Finance Authority, Revenue Bonds (Beaumont Health Credit Obligated Group)	5.00	11/1/2044	5,165,000		5,913,512
Michigan Finance Authority, Revenue Bonds, Refunding (Great Lakes Water Authority) (Insured; Assured Guaranty Municipal Corp.) Ser. C3	5.00	7/1/2031	2,000,000		2,279,720
Michigan Finance Authority, Revenue Bonds, Refunding (Insured; National Public Finance Guarantee Corp.) Ser. D6	5.00	7/1/2036	2,000,000		2,244,680
Michigan Finance Authority, Revenue Bonds, Refunding, Ser. D2	5.00	7/1/2034	2,000,000		2,296,520
Michigan Tobacco Settlement Finance Authority, Revenue Bonds, Refunding, Ser. A	6.88	6/1/2042	5,000,000		5,000,050
Michigan Tobacco Settlement Finance Authority, Revenue Bonds, Ser. A	6.00	6/1/2048	4,000,000		3,844,400

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 160.7% (continued)
Michigan - 6.9% (continued)
Tender Option Bond Trust Receipts (Series 2019-XF2837), (Michigan State Finance Authority, Revenue Bonds (Henry Ford Health System)) Recourse, Underlying Coupon Rate (%) 4.00	-2.81	11/15/2050	5,840,000	[a,c,d] 6,043,283
				34,298,395
Minnesota - .7%
Dakota County Community Development Agency, Revenue Bonds (Insured; GNMA/FNMA/FHLMC) Ser. 2006A	5.30	12/1/2039	10,100	10,107
Duluth Economic Development Authority, Revenue Bonds, Refunding (Essentia Health Obligated Group) Ser. A	5.00	2/15/2058	3,000,000	3,392,520
				3,402,627
Mississippi - 1.1%
Mississippi Development Bank, Revenue Bonds, Refunding (Magnolia Regional Health Center Project) Ser. A	6.50	10/1/2031	5,500,000	5,581,950
Missouri - 2.7%
St. Louis County Industrial Development Authority, Revenue Bonds (Friendship Village St. Louis Obligated Group) Ser. A	5.25	9/1/2053	5,000,000	5,084,750
St. Louis Land Clearance for Redevelopment Authority, Revenue Bonds (National Geospatial-Intelligence Agency Site Improvements Project)	5.13	6/1/2046	4,845,000	5,042,821
The St. Louis Missouri Industrial Development Authority, Tax Allocation Bonds (St. Louis Innovation District Project)	4.38	5/15/2036	3,500,000	3,277,085
				13,404,656
Nevada - .6%
Reno, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.)	4.00	6/1/2058	2,750,000	2,955,727
New Jersey - 3.7%
Essex County Improvement Authority, Revenue Bonds	5.25	7/1/2045	1,000,000	[a] 1,004,670
New Jersey Economic Development Authority, Revenue Bonds, Refunding, Ser. XX	5.25	6/15/2027	4,000,000	4,344,400

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 160.7% (continued)
New Jersey - 3.7% (continued)
New Jersey Housing & Mortgage Finance Agency, Revenue Bonds, Refunding, Ser. D	4.00	4/1/2025	1,560,000		1,700,712
New Jersey Transportation Trust Fund Authority, Revenue Bonds	5.00	6/15/2046	1,775,000		1,847,207
New Jersey Transportation Trust Fund Authority, Revenue Bonds	5.25	6/15/2043	2,000,000		2,134,980
New Jersey Transportation Trust Fund Authority, Revenue Bonds, Ser. AA	5.25	6/15/2033	1,500,000		1,589,745
Tender Option Bond Trust Receipts (Series 2018-XF2538), (New Jersey Economic Development Authority, Revenue Bonds) Recourse, Underlying Coupon Rate (%) 5.25	1.36	6/15/2040	3,250,000	[a,c,d]	3,425,779
Tobacco Settlement Financing Corp., Revenue Bonds, Refunding, Ser. B	5.00	6/1/2046	2,240,000		2,159,114
				18,206,607
New Mexico - 1.4%
Farmington, Revenue Bonds, Refunding (Public Service Company of New Mexico San Juan Project) Ser. D	5.90	6/1/2040	7,000,000		7,011,270
New York - 9.6%
New York City, GO (SPA; Barclays Bank) Ser. B5	0.85	10/1/2046	1,000,000	[c]	1,000,000
New York City Educational Construction Fund, Revenue Bonds, Ser. A	6.50	4/1/2027	4,490,000		4,723,345
New York City Industrial Development Agency, Revenue Bonds (Yankee Stadium Project) (Insured; Assured Guaranty Corp.)	7.00	3/1/2049	5,000,000		5,051,500
New York Convention Center Development Corp., Revenue Bonds (Insured; Assured Guaranty Municipal Corp.) Ser. B	0.00	11/15/2049	6,885,000	[e]	2,525,418
New York Liberty Development Corp., Revenue Bonds, Refunding (Class 1-3 World Trade Center Project)	5.00	11/15/2044	7,000,000	[a]	7,109,130
New York State Dormitory Authority, Revenue Bonds, Refunding (Montefiore Obligated Group) Ser. A	4.00	9/1/2050	1,000,000		1,038,470

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 160.7% (continued)
New York - 9.6% (continued)
New York Transportation Development Corp., Revenue Bonds (LaGuardia Airport Terminal B Redevelopment Project) Ser. A	5.00	7/1/2046	3,500,000		3,553,060
Niagara Area Development Corp., Revenue Bonds, Refunding (Convanta Holding Project) Ser. A	4.75	11/1/2042	2,000,000	[a]	1,959,220
Port Authority of New York & New Jersey, Revenue Bonds (JFK International Air Terminal Project)	6.00	12/1/2036	2,000,000		2,055,840
Tender Option Bond Trust Receipts (Series 2016-XM0370), (New York City Transitional Finance Authority, Revenue Bonds) Non-recourse, Underlying Coupon Rate (%) 5.25	2.05	11/1/2025	5,000,000	[a,c,d]	5,118,463
Tender Option Bond Trust Receipts (Series 2016-XM0438), (New York City Transitional Finance Authority, Revenue Bonds) Recourse, Underlying Coupon Rate (%) 5.50	2.77	11/1/2027	5,000,000	[a,c,d]	5,125,175
Tender Option Bond Trust Receipts (Series 2020-XM0826), (Metropolitan Transportation Authority, Revenue Bonds, Refunding (Green Bond) (Insured; Assured Guaranty Municipal Corp.) Ser. C) Non-recourse, Underlying Coupon Rate (%) 4.00	0.01	11/15/2046	7,045,000	[a,c,d]	7,344,909
TSASC, Revenue Bonds, Refunding, Ser. B	5.00	6/1/2045	1,165,000		976,258
				47,580,788
North Carolina - 2.4%
North Carolina Medical Care Commission, Revenue Bonds, Refunding (Pennybyrn at Maryfield Obligated Group)	5.00	10/1/2035	1,005,000		944,067
Tender Option Bond Trust Receipts (Series 2019-XF0792), (North Carolina Medical Care Commission, Revenue Bonds, Ser. A) Non-recourse, Underlying Coupon Rate (%) 4.00	-1.20	11/1/2049	10,000,000	[a,c,d]	10,804,225
				11,748,292

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 160.7% (continued)
Ohio - 10.2%
Buckeye Tobacco Settlement Financing Authority, Revenue Bonds, Refunding, Ser. A2	4.00	6/1/2048	1,250,000		1,341,750
Buckeye Tobacco Settlement Financing Authority, Revenue Bonds, Refunding, Ser. B2	5.00	6/1/2055	14,250,000		12,664,687
Butler County, Revenue Bonds	5.50	11/1/2020	1,490,000	[f]	1,527,727
Canal Winchester Local School District, GO, Refunding (Insured; National Public Finance Guarantee Corp.)	0.00	12/1/2031	3,955,000	[e]	2,993,421
Canal Winchester Local School District, GO, Refunding (Insured; National Public Finance Guarantee Corp.)	0.00	12/1/2029	3,955,000	[e]	3,180,374
Cuyahoga County, Revenue Bonds, Refunding (The MetroHealth System)	5.00	2/15/2057	2,000,000		2,070,120
Franklin County Convention Facilities Authority, Revenue Bonds	5.00	12/1/2051	1,250,000		1,002,463
Muskingum County, Revenue Bonds (Genesis HealthCare System Obligated Group Project)	5.00	2/15/2022	4,590,000		4,836,391
Ohio Air Quality Development Authority, Revenue Bonds (Pratt Paper OH Project)	4.50	1/15/2048	2,250,000	[a]	2,059,807
Tender Option Bond Trust Receipts (Series 2016-XM0380), (Hamilton County, Revenue Bonds, Refunding (The Metropolitan Sewer District of Greater Cincinnati)) Non-recourse, Underlying Coupon Rate (%) 5.00	1.18	12/1/2038	17,000,000	[a,c,d]	18,739,142
				50,415,882
Oklahoma - .3%
Oklahoma Development Finance Authority, Revenue Bonds (OU Medicine Obligated Group Project) Ser. B	5.25	8/15/2048	1,500,000		1,680,900
Oregon - .3%
Clackamas County Hospital Facility Authority, Revenue Bonds, Refunding (Senior Living-Willamette View Project) Ser. A	5.00	11/15/2052	1,500,000		1,552,740

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 160.7% (continued)
Pennsylvania - 3.0%
Allentown School District, GO, Refunding (Insured; Build America Mutual) Ser. B	5.00	2/1/2031	1,500,000		1,882,485
Crawford County Hospital Authority, Revenue Bonds, Refunding (Meadville Medical Center Obligated Group Project) Ser. A	6.00	6/1/2046	1,175,000		1,340,722
Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Refunding (University of Sciences)	5.00	11/1/2036	3,675,000		3,802,375
Pennsylvania Housing Finance Agency, Revenue Bonds, Refunding, Ser. 114A	3.35	10/1/2026	1,500,000		1,534,815
Tender Option Bond Trust Receipts (Series 2016-XM0373), (Geisinger Authority, Revenue Bonds (Geisinger Health System)) Non-recourse, Underlying Coupon Rate (%) 5.00	1.61	6/1/2041	3,000,000	[a,c,d]	3,106,890
The School District of Philadelphia, GO (Insured; State Aid Withholding) Ser. A	4.00	9/1/2036	2,740,000		3,090,583
				14,757,870
Rhode Island - 1.7%
Providence Public Building Authority, Revenue Bonds (Insured; Assured Guaranty Municipal Corp.) Ser. A	5.00	9/15/2038	7,035,000		8,515,094
South Carolina - 4.1%
South Carolina Jobs-Economic Development Authority, Revenue Bonds (Bishop Gadsden Episcopal Retirement Community Obligated Group)	5.00	4/1/2054	1,000,000		1,031,430
South Carolina Jobs-Economic Development Authority, Revenue Bonds, Refunding (ACTS Retirement-Life Communities Obligated Group)	5.00	11/15/2047	2,850,000		2,867,698
Tender Option Bond Trust Receipts (Series 2016-XM0384), (South Carolina Public Service Authority, Revenue Bonds, Refunding (Santee Cooper)) Non-recourse, Underlying Coupon Rate (%) 5.13	2.25	12/1/2043	15,000,000	[a,c,d]	16,236,550
				20,135,678

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 160.7% (continued)
Tennessee - 1.1%
Tender Option Bond Trust Receipts (Series 2016-XM0388), (Metropolitan Government of Nashville & Davidson County, Revenue Bonds, Refunding) Non-recourse, Underlying Coupon Rate (%) 5.00	0.97	7/1/2040	5,000,000	[a,c,d]	5,488,650
Texas - 10.9%
Central Texas Regional Mobility Authority, Revenue Bonds	5.00	1/1/2048	2,500,000		2,731,275
Central Texas Regional Mobility Authority, Revenue Bonds, Ser. A	5.00	1/1/2045	1,500,000		1,608,405
Clifton Higher Education Finance Corp., Revenue Bonds (Uplift Education) Ser. A	4.50	12/1/2044	2,500,000		2,526,475
Clifton Higher Education Finance Corp., Revenue Bonds, Refunding (Uplift Education) Ser. A	6.00	12/1/2020	2,500,000	[f]	2,572,975
Clifton Higher Education Finance Corp., Revenue Bonds, Ser. A	5.75	8/15/2045	4,500,000		4,728,195
Clifton Higher Education Finance Corp., Revenue Bonds, Ser. D	6.13	8/15/2048	6,000,000		6,415,080
Grand Parkway Transportation Corp., Revenue Bonds, Refunding (Grand Parkway System)	4.00	10/1/2049	1,000,000		1,099,210
Harris County-Houston Sports Authority, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. A	0.00	11/15/2050	6,500,000	[e]	1,962,675
Mission Economic Development Corp., Revenue Bonds, Refunding (Natgasoline Project)	4.63	10/1/2031	1,500,000	[a]	1,535,070
Tender Option Bond Trust Receipts (Series 2016-XM0377), (San Antonio, Revenue Bonds) Non-recourse, Underlying Coupon Rate (%) 5.00	1.18	2/1/2043	16,750,000	[a,c,d]	18,073,046
Texas Private Activity Bond Surface Transportation Corp., Revenue Bonds (Blueridge Transportation Group)	5.00	12/31/2050	1,300,000		1,376,544
Texas Private Activity Bond Surface Transportation Corp., Revenue Bonds (Segment 3C Project)	5.00	6/30/2058	8,930,000		9,578,229
				54,207,179

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 160.7% (continued)
U.S. Related - 1.3%
Guam Housing Corp., Revenue Bonds (Insured; Federal Home Loan Mortgage Corp.) Ser. A	5.75	9/1/2031	965,000		992,030
Guam Waterworks Authority, Revenue Bonds	5.63	7/1/2020	2,000,000	[f]	2,021,940
Puerto Rico, GO, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. A	5.00	7/1/2035	3,500,000		3,532,305
				6,546,275
Utah - .8%
Utah Charter School Finance Authority, Revenue Bonds, Refunding (Summit Academy) (Insured; UT CSCE) Ser. A	5.00	4/15/2049	1,190,000		1,435,319
Utah Infrastructure Agency, Revenue Bonds, Refunding, Ser. A	5.00	10/15/2040	2,345,000		2,433,829
				3,869,148
Virginia - 5.4%
Chesterfield County Economic Development Authority, Revenue Bonds, Refunding (Brandermill Woods Project)	5.13	1/1/2043	2,100,000		2,011,443
Tender Option Bond Trust Receipts (Series 2016-XM0448), (Virginia Small Business Financing Authority, Revenue Bonds, Refunding (Sentara Healthcare)) Recourse, Underlying Coupon Rate (%) 5.00	0.60	11/1/2040	10,000,000	[a,c,d]	10,030,625
Tender Option Bond Trust Receipts (Series 2018-XM0593), (Hampton Roads Transportation Accountability Commission, Revenue Bonds) Non-recourse, Underlying Coupon Rate (%) 5.50	3.23	7/1/2057	7,500,000	[a,c,d]	9,346,744
Virginia Small Business Financing Authority, Revenue Bonds (Transform 66 P3 Project)	5.00	12/31/2056	5,000,000		5,455,950
				26,844,762
Washington - 7.0%
King County School District No. 210, GO (Insured; School Bond Guaranty)	4.00	12/1/2034	2,000,000		2,309,040
Port of Seattle, Revenue Bonds, Refunding, Ser. D	5.00	5/1/2027	4,300,000		5,124,697

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 160.7% (continued)
Washington - 7.0% (continued)
Tender Option Bond Trust Receipts (Series 2017-XF2423), (King County, Revenue Bonds, Refunding) Recourse, Underlying Coupon Rate (%) 5.00	2.74	1/1/2029	4,000,000	[a,c,d]	4,114,920
Tender Option Bond Trust Receipts (Series 2018-XM0680), (Washington Convention Center Public Facilities District, Revenue Bonds) Non-recourse, Underlying Coupon Rate (%) 5.00	2.73	7/1/2058	17,000,000	[a,c,d]	20,182,145
Washington Housing Finance Commission, Revenue Bonds, Refunding (Presbyterian Retirement Communities Northwest Obligated Group) Ser. A	5.00	1/1/2051	1,700,000	[a]	1,640,381
Washington Housing Finance Commission, Revenue Bonds, Refunding (Presbyterian Retirement Communities Northwest Obligated Group) Ser. A	5.00	1/1/2046	1,500,000	[a]	1,489,140
				34,860,323
Wisconsin - 1.6%
Public Finance Authority, Revenue Bonds (Insured; Assured Guaranty Municipal Corp.) Ser. A	4.00	7/1/2059	2,050,000		2,210,822
Public Finance Authority, Revenue Bonds (Roseman University of Health Sciences)	5.00	4/1/2040	1,175,000	[a]	1,182,356
Public Finance Authority, Revenue Bonds (Southminster)	5.00	10/1/2048	2,000,000	[a]	1,990,960
Public Finance Authority, Revenue Bonds, Refunding (Mary's Woods at Marylhurst Project)	5.25	5/15/2047	750,000	[a]	769,200
Wisconsin Health & Educational Facilities Authority, Revenue Bonds (St. Camillus Health System Obligated Group)	5.00	11/1/2046	2,000,000		1,903,940
				8,057,278
Total Long-Term Municipal Investments (cost $775,544,178)			796,628,800

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Annualized Yield (%)	Maturity Date	Principal Amount ($)	Value ($)
Short-Term Investments - .1%
U.S. Government Securities
U.S. Treasury Bills (cost $649,602)	1.49	4/16/2020	650,000	[g,h] 649,983
Total Investments (cost $780,609,391)			161.7%	801,929,281
Liabilities, Less Cash and Receivables			(45.8%)	(227,168,306)
Preferred Stock, at redemption value			(15.9%)	(78,900,000)
Net Assets Applicable to Common Shareholders			100.0%	495,860,975

a Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2020, these securities were valued at $417,486,038 or 84.19% of net assets.

b Zero coupon until a specified date at which time the stated coupon rate becomes effective until maturity.

c The Variable Rate shall be determined by the Remarketing Agent in its sole discretion based on prevailing market conditions and may, but need not, be established by reference to one or more financial indices.

d Collateral for floating rate borrowings. The coupon rate given represents the current interest rate for the inverse floating rate security.

e Security issued with a zero coupon. Income is recognized through the accretion of discount.

f These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.

g Held by a counterparty for open exchange traded derivative contracts.

h Security is a discount security. Income is recognized through the accretion of discount.

Portfolio Summary (Unaudited) †	Value (%)
Education	26.1
General	26.0
Medical	20.7
Water	14.1
Transportation	13.3
Nursing Homes	9.2
Development	9.1
General Obligation	8.8
Utilities	5.8
Prerefunded	5.8
Tobacco Settlement	5.3
Power	4.6
Airport	4.5
School District	3.8
Pollution	1.6
Single Family Housing	1.2
Multifamily Housing	.9
Housing	.6
Special Tax	.2
Government	.1
161.7

† Based on net assets.

See notes to financial statements.

Summary of Abbreviations (Unaudited)

ABAG	Association of Bay Area Governments	ACA	American Capital Access
AGC	ACE Guaranty Corporation	AGIC	Asset Guaranty Insurance Company
AMBAC	American Municipal Bond Assurance Corporation	ARRN	Adjustable Rate Receipt Notes
BAN	Bond Anticipation Notes	BPA	Bond Purchase Agreement
CIFG	CDC Ixis Financial Guaranty	COP	Certificate of Participation
CP	Commercial Paper	DRIVERS	Derivative Inverse Tax-Exempt Receipts
EDR	Economic Development Revenue	EIR	Environmental Improvement Revenue
EFFE	Effective Federal Funds Rate	EURIBOR	Euro Interbank Offered Rate
FCPR	Farm Credit Prime Rate	FGIC	Financial Guaranty Insurance Company
FHA	Federal Housing Administration	FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corporation	FNMA	Federal National Mortgage Association
GAN	Grant Anticipation Notes	GIC	Guaranteed Investment Contract
GNMA	Government National Mortgage Association	GO	General Obligation
HR	Hospital Revenue	IDB	Industrial Development Board
IDC	Industrial Development Corporation	IDR	Industrial Development Revenue
LIBOR	London Interbank Offered Rate	LIFERS	Long Inverse Floating Exempt Receipts
LOC	Letter of Credit	LOR	Limited Obligation Revenue
LR	Lease Revenue	NAN	Note Anticipation Notes
MERLOTS	Municipal Exempt Receipts Liquidity Option Tender	MFHR	Multi-Family Housing Revenue
MFMR	Multi-Family Mortgage Revenue	MUNIPSA	Securities Industry and Financial Markets Association Municipal Swap Index Yield
PCR	Pollution Control Revenue	P-FLOATS	Puttable Floating Option Tax-Exempt Receipts
PILOT	Payment in Lieu of Taxes	PRIME	Prime Lending Rate
PUTTERS	Puttable Tax-Exempt Receipts	OBFR	Overnight Bank Funding Rate
RAC	Revenue Anticipation Certificates	RAN	Revenue Anticipation Notes
RAW	Revenue Anticipation Warrants	RIB	Residual Interest Bonds
ROCS	Reset Options Certificates	RRR	Resources Recovery Revenue
SAAN	State Aid Anticipation Notes	SBPA	Standby Bond Purchase Agreement
SFHR	Single Family Housing Revenue	SFMR	Single Family Mortgage Revenue
SOFR	Secured Overnight Financing Rate	SONYMA	State of New York Mortgage Agency
SPEARS	Short Puttable Exempt Adjustable Receipts	SWDR	Solid Waste Disposal Revenue
TAN	Tax Anticipation Notes	TAW	Tax Anticipation Warrants
TRAN	Tax and Revenue Anticipation Notes	XLCA	XL Capital Assurance

See notes to financial statements.

STATEMENT OF FUTURES

March 31, 2020 (Unaudited)

Description	Number of Contracts	Expiration	Notional Value ($)	Value ($)	Unrealized (Depreciation) ($)
Futures Short
U.S. Treasury Ultra Long Bond	34	6/19/2020	6,862,631	7,543,750	(681,119)
Gross Unrealized Depreciation				(681,119)

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2020 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments	780,609,391	801,929,281
Cash		506,251
Interest receivable		11,147,333
Receivable for investment securities sold		2,916,978
Receivable for futures variation margin—Note 3		110,500
Prepaid expenses		3,296
		816,613,639
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 2(b)		332,697
Payable for floating rate notes issued—Note 3		233,993,237
Payable for investment securities purchased		5,718,115
Interest and expense payable related to floating rate notes issued—Note 3		1,579,865
Dividends payable to Preferred Shareholders		79,368
Directors’ fees and expenses payable		14,341
Commissions payable—Note 1		9,228
Other accrued expenses		125,813
		241,852,664
Auction Preferred Stock, Series M,T,W,Th and F, par value $.001 per share (3,156 shares issued and outstanding at $25,000 per share liquidation value)—Note 1		78,900,000
Net Assets Applicable to Common Shareholders ($)		495,860,975
Composition of Net Assets ($):
Common Stock, par value, $.001 per share (62,209,762 shares issued and outstanding)		62,210
Paid-in capital		493,763,870
Total distributable earnings (loss)		2,034,895
Net Assets Applicable to Common Shareholders ($)		495,860,975

Shares Outstanding
(500 million shares authorized)	62,209,762
Net Asset Value Per Share of Common Stock ($)	7.97

See notes to financial statements.

STATEMENT OF OPERATIONS

Six Months Ended March 31, 2020 (Unaudited)

Investment Income ($):
Interest Income	17,393,497
Expenses:
Management fee—Note 2(a)	2,307,341
Interest and expense related to floating rate notes issued—Note 3	2,283,508
Commission fees—Note 1	77,064
Professional fees	50,446
Directors’ fees and expenses—Note 2(c)	41,179
Shareholders’ reports	28,645
Registration fees	25,264
Shareholder servicing costs	18,941
Chief Compliance Officer fees—Note 2(b)	4,010
Custodian fees—Note 2(b)	1,890
Miscellaneous	25,919
Total Expenses	4,864,207
Less—reduction in expenses due to undertaking—Note 2(a)	(307,645)
Net Expenses	4,556,562
Investment Income—Net	12,836,935
Realized and Unrealized Gain (Loss) on Investments—Note 3 ($):
Net realized gain (loss) on investments	(341,856)
Net realized gain (loss) on futures	(2,097,999)
Net Realized Gain (Loss)	(2,439,855)
Net change in unrealized appreciation (depreciation) on investments	(39,303,795)
Net change in unrealized appreciation (depreciation) on futures	(1,356,828)
Net Change in Unrealized Appreciation (Depreciation)	(40,660,623)
Net Realized and Unrealized Gain (Loss) on Investments	(43,100,478)
Dividends to Preferred Shareholders	(868,724)
Net (Decrease) in Net Assets Applicable to Common Shareholders Resulting from Operations	(31,132,267)

See notes to financial statements.

STATEMENT OF CASH FLOWS

Six Months Ended March 31, 2020 (Unaudited)

Cash Flows from Operating Activities ($):
Purchases of portfolio securities	(116,420,450)
Proceeds from sales of portfolio securities	120,347,760
Net purchase (sales) of short-term securities	12,104,396
Dividends paid to Preferred Shareholders	(815,066)
Interest receivable	5,734,456
Paid to BNY Mellon Investment Adviser, Inc.	(2,004,871)
Operating expenses paid	(304,790)
Net Realized and Unrealized Gain (Loss) on futures†	(3,571,952)
Net Cash Provided (or Used) in Operating Activities		15,069,483
Cash Flows from Financing Activities ($):
Dividends paid to Shareholders	(12,936,610)
Interest and expense related to floating
rate notes issued paid	(2,200,856)
Net Cash Provided (or Used) in Financing Activities		(15,137,466)
Net Increase (Decrease) in cash		(67,983)
Cash at beginning of period		574,234
Cash at end of period		506,251
Reconciliation of Net Increase (Decrease) in Net Assets Applicable to
Common Shareholders Resulting from Operations to
Net Cash Provided (or Used) in Operating Activities ($):
Net (Decrease) in Net Assets Resulting From Operations		(31,132,267)
Adjustments to reconcile net (decrease) in net assets
applicable to Common Shareholder resulting from
operations to net cash provided (or Used) in operating activities ($):
Decrease in investments in securities at cost		13,434,637
Decrease in interest receivable		575,959
Increase in receivable for investment securities sold		(2,916,978)
Decrease in prepaid expenses		23,365
Decrease in Due to BNY Mellon Investment Adviser, Inc. and affiliates		(5,175)
Increase in payable for investment securities purchased		5,718,115
Net change in unrealized appreciation (depreciation) on futures†		(1,473,953)
Decrease in payable for floating rate notes issued		(12,235,000)
Interest and expense related to floating rate notes issued		2,283,508
Increase in dividends payable to Preferred Shareholders		53,658
Increase in Directors' fees and expense payable		6,424
Decrease in commissions payable and other accrued expenses		(61,221)
Net change in unrealized (appreciation) depreciation on investments		40,660,623
Net amortization of premiums on investments		137,788
Net Cash Provided (or Used) in Operating Activities		15,069,483
Supplemental Disclosure Cash Flow Information ($):
Non-cash financing activities:
Reinvestment of dividends		124,964

†Includes change in variation margin from beginning of period.
See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended March 31, 2020 (Unaudited)	Year Ended September 30, 2019
Operations ($):
Investment income—net	12,838,143	28,245,350
Net realized gain (loss) on investments	(2,441,063)	1,393,465
Net change in unrealized appreciation (depreciation) on investments	(40,660,623)	23,621,822
Dividends to Preferred Shareholders	(868,724)	(2,088,248)
Net Increase (Decrease) in Net Assets Applicable to Common Shareholders Resulting from Operations	(31,132,267)	51,172,389
Distributions ($):
Distributions to Common Shareholders	(13,061,574)	(26,122,147)
Capital Stock Transactions ($):
Distributions reinvested	124,964	-
Increase (Decrease) in Net Assets from Capital Stock Transactions	124,964	-
Total Increase (Decrease) in Net Assets Applicable to Common Shareholders	(44,068,877)	25,050,242
Net Assets Applicable to Common Shareholders ($):
Beginning of Period	539,929,852	514,879,610
End of Period	495,860,975	539,929,852
Capital Share Transactions (Common Shares):
Shares issued for distributions reinvested	14,184	-
Net Increase (Decrease) in Shares Outstanding	14,184	-

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements and, with respect to common stock, market price data for the fund’s common shares.

	Six Months Ended
	March 31, 2020	Year Ended September 30,
	(Unaudited)	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	8.68	8.28	8.63	9.12	8.75	8.76
Investment Operations:
Investment income—net[a]	.21	.45	.50	.51	.53	.55
Net realized and unrealized gain (loss) on investments	(.70)	.40	(.42)	(.45)	.37	(.03)
Dividends to Preferred Shareholders from investment income—net	(.01)	(.03)	(.03)	(.03)	(.01)	(.00)[b]
Total from Investment Operations	(.50)	.82	.05	.03	.89	.52
Distributions to Common Shareholders:
Dividends from investment income—net	(.21)	(.42)	(.45)	(.52)	(.52)	(.53)
Net asset value resulting from Auction Preferred Stock tendered as a discount	-	-	.05	-	-	-
Net asset value, end of period	7.97	8.68	8.28	8.63	9.12	8.75
Market value, end of period	7.45	8.58	7.50	8.79	9.35	8.18
Total Return (%)[c]	(10.97)[d]	20.59	(9.72)	(.19)	21.11	4.07

FINANCIAL HIGHLIGHTS (continued)

	Six Months Ended
	March 31, 2020	Year Ended September 30,
	(Unaudited)	2019	2018	2017	2016	2015
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets applicable to Common Stock[e]	1.81[f]	1.88	1.81	1.49	1.30	1.26
Ratio of net expenses to average net assets applicable to Common Stock[e]	1.70[f]	1.77	1.69	1.37	1.17	1.13
Ratio of interest and expense related to floating rate notes issued to average net assets applicable to Common Stock[e]	.85[f]	.91	.76	.39	.22	.17
Ratio of net investment income to average net assets applicable to Common Stock[e]	4.79[f]	5.41	5.99	5.96	5.83	6.24
Ratio of total expenses to total average net assets	1.58[f]	1.64	1.50	1.18	1.03	1.00
Ratio of net expenses to total average net assets	1.48[f]	1.54	1.40	1.08	.93	.90
Ratio of interest and expense related to floating rate notes issued to total average net assets	.74[f]	.79	.63	.31	.17	.14
Ratio of net investment income to total average net assets	4.17[f]	4.70	4.96	4.71	4.64	4.94
Portfolio Turnover Rate	20.00[d]	33.21	17.93	8.77	10.40	9.60
Asset Coverage of Preferred Stock, end of period	728	784	753	476	496	480
Net Assets, applicable to Common Shareholders, end of period ($ x 1,000)	495,861	539,930	514,880	535,958	564,910	541,090
Preferred Stock Outstanding, end of period ($ x 1,000)	78,900	78,900	78,900	142,500	142,500	142,500
Floating Rate Notes Outstanding, end of period ($ x 1,000)	233,993	246,228	229,398	148,574	139,574	146,129

a  Based on average common shares outstanding.

b Amount represents less than $.01 per share.

c  Calculated based on market value.

d Not annualized.

e Does not reflect the effect of dividends to Preferred Shareholders.

f Annualized.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

BNY Mellon Strategic Municipals, Inc. (the “fund”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), is a diversified closed-end management investment company. The fund’s investment objective is to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. The fund’s Common Stock trades on the New York Stock Exchange (the “NYSE”) under the ticker symbol LEO.

The fund has outstanding 763 Series M shares, 747 Series T shares, 660 Series W shares, 566 Series TH shares and 420 series F shares for a total of 3,156 shares of Auction Preferred Stock (“APS”), with a liquidation preference of $25,000 per share (plus an amount equal to accumulated but unpaid dividends upon liquidation). APS dividend rates are determined pursuant to periodic auctions or by reference to a market rate. Deutsche Bank Trust Company America, as the Auction Agent, receives a fee from the fund for its services in connection with such auctions. The fund also compensates broker-dealers generally at an annual rate of .15%-.25% of the purchase price of shares of APS.

The fund is subject to certain restrictions relating to the APS. Failure to comply with these restrictions could preclude the fund from declaring any distributions to shareholders of Common Stock (“Common Shareholders”) or repurchasing shares of Common Stock and/or could trigger the mandatory redemption of APS at liquidation value. Thus, redemptions of APS may be deemed to be outside of the control of the fund.

The holders of APS, voting as a separate class, have the right to elect at least two directors. The holders of APS will vote as a separate class on certain other matters, as required by law. The fund’s Board of Directors (the “Board”) has designated Robin A. Melvin and Benaree Pratt Wiley as directors to be elected by the holders of APS.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities, excluding short-term investment (other than U.S. Treasury Bills) and futures are valued each business day by an independent pricing service (the “Service”) approved by the Board. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Debt investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of the following: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. All of the preceding securities are generally categorized within Level 2 of the fair value hierarchy.

U.S. Treasury Bills are valued at the mean price between quoted bid prices and asked prices by the Service. These securities are generally categorized within Level 2 of the fair value hierarchy.

The Service is engaged under the general oversight of the Board.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Futures, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day and are generally categorized within Level 1 of the fair value hierarchy.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The following is a summary of the inputs used as of March 31, 2020 in valuing the fund’s investments:

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities: †
Collateralized Municipal-Backed Securities	-	4,650,498	-	4,650,498
Municipal Securities	-	796,628,800	-	796,628,800
U.S. Treasury Securities	-	649,983	-	649,983
Liabilities ($)
Floating Rate Notes††	-	(233,993,237)	-	(233,993,237)
Other Financial Instruments:
Futures†††	(681,119)	-	-	(681,119)

† See Statement of Investments for additional detailed categorizations, if any.

†† Certain of the fund’s liabilities are held at carrying amount, which approximates fair value for financial reporting purposes.

††† Amount shown represents unrealized appreciation (depreciation) at period end, but only variation margin on exchanged traded and centrally cleared derivatives, if any, are reported in the Statement of Assets and Liabilities.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when issued or delayed delivery basis may be settled a month or more after the trade date.

(c) Risk: Certain events particular to the industries in which the fund’s investments conduct their operations, as well as general economic, political and public health conditions, may have a significant negative impact on the investee’s operations and profitability. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide.  Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

(d) Dividends and distributions to Common Shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net are normally declared and paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Common Shareholders will have their distributions reinvested in additional shares of the fund, unless such Common Shareholders elect to receive cash, at the lower of the market price or net asset value per share (but not less than 95% of the market price). If market price is equal to or exceeds net asset value, shares will be issued at net asset value. If net asset value exceeds market price, Computershare Inc., the transfer agent for the fund’s Common Stock, will buy fund shares in the open market and reinvest those shares accordingly.

On March 30, 2020, the Board declared a cash dividend of $.035 per share from investment income-net, payable on April 30, 2020 to Common Shareholders of record as of the close of business on April 15, 2020. The ex-dividend date was April 14, 2020.

(e) Dividends and distributions to shareholders of APS: Dividends, which are cumulative, are generally reset every 7 days for each Series of APS pursuant to a process specified in related fund charter documents. Dividend rates as of March 31, 2020, for each Series of APS were as follows: Series M-7.275%, Series T-7.275%, Series W-8.595%, Series TH-8.595% and Series F-8.360%. These rates reflect the “maximum rates” under the governing instruments as a result of “failed auctions” in which sufficient clearing bids are not received. The average dividend rates for the period ended March 31, 2020 for each Series of APS were as follows: Series M-2.255%, Series T-2.229%, Series W-2.200%, Series TH-2.155% and Series F-2.125%.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax-exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended March 31, 2020, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended March 31, 2020, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended September 30, 2019 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

The fund has an unused capital loss carryover of $16,191,595 available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to September 30, 2019. The fund has $6,161,462 of short-term capital losses and $10,030,133 of long-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal year ended September 30, 2019 was as follows: tax-exempt income $28,210,395. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement (the “Agreement”) with the Adviser, the management fee is computed at the annual rate of .75% of the value of the fund’s average weekly net assets, inclusive of the outstanding APS, and is payable monthly. The Agreement provides for an expense reimbursement from the Adviser should the fund’s aggregate expenses (excluding taxes, interest on borrowings, brokerage fees and extraordinary expenses) in any full fiscal year exceed the lesser of (1) the expense limitation of any state having jurisdiction over the fund or (2) 2% of the first $10 million, 1½% of the next $20 million and 1% of the excess over $30 million of the average weekly value of the fund’s net assets. The Adviser has currently undertaken, from October 1, 2019 through May 31, 2020, to waive receipt of a portion of the fund’s management fee, in the amount of .10% of the value of the fund’s average weekly net assets (including net assets representing APS outstanding). The reduction in expenses, pursuant to the undertaking, amounted to $307,645 during the period ended March 31, 2020.

(b) The fund compensates The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of the Adviser, under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets and transaction activity. During the period ended March 31, 2020, the fund was charged $1,890 pursuant to the custody agreement.

The fund has an arrangement with the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the fund includes net earnings credits, if any, as an expense offset in the Statement of Operations.

During the period ended March 31, 2020, the fund was charged $4,010 for services performed by the Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fees of $374,139, custodian fees of $8,199 and Chief Compliance Officer fees of $1,997, which are offset against an expense reimbursement currently in effect in the amount of $51,638.

(c) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 3—Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities and futures, during the period ended March 31, 2020, amounted to $122,344,522 and $121,981,799, respectively.

Inverse Floater Securities: The fund participates in secondary inverse floater structures in which fixed-rate, tax-exempt municipal bonds are transferred to a trust (the “Inverse Floater Trust”). The Inverse Floater Trust typically issues two variable rate securities that are collateralized by the cash flows of the fixed-rate, tax-exempt municipal bonds. One of these variable rate securities pays interest based on a short-term floating rate set by a remarketing agent at predetermined intervals (“Trust Certificates”). A

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

residual interest tax-exempt security is also created by the Inverse Floater Trust, which is transferred to the fund, and is paid interest based on the remaining cash flows of the Inverse Floater Trust, after payment of interest on the other securities and various expenses of the Inverse Floater Trust. An Inverse Floater Trust may be collapsed without the consent of the fund due to certain termination events such as bankruptcy, default or other credit event.

The fund accounts for the transfer of bonds to the Inverse Floater Trust as secured borrowings, with the securities transferred remaining in the fund’s investments, and the Trust Certificates reflected as fund liabilities in the Statement of Assets and Liabilities.

The fund may invest in inverse floater securities on either a non-recourse or recourse basis. These securities are typically supported by a liquidity facility provided by a bank or other financial institution (the “Liquidity Provider”) that allows the holders of the Trust Certificates to tender their certificates in exchange for payment from the Liquidity Provider of par plus accrued interest on any business day prior to a termination event. When the fund invests in inverse floater securities on a non-recourse basis, the Liquidity Provider is required to make a payment under the liquidity facility due to a termination event to the holders of the Trust Certificates. When this occurs, the Liquidity Provider typically liquidates all or a portion of the municipal securities held in the Inverse Floater Trust. A liquidation shortfall occurs if the Trust Certificates exceed the proceeds of the sale of the bonds in the Inverse Floater Trust (“Liquidation Shortfall”). When a fund invests in inverse floater securities on a recourse basis, the fund typically enters into a reimbursement agreement with the Liquidity Provider where the fund is required to repay the Liquidity Provider the amount of any Liquidation Shortfall. As a result, a fund investing in a recourse inverse floater security bears the risk of loss with respect to any Liquidation Shortfall.

The average amount of borrowings outstanding under the inverse floater structure during the period ended March 31, 2020 was approximately 240,536,926 with a related weighted average annualized interest rate of 1.90%.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. Each type of derivative instrument that was held by the fund during the period ended March 31, 2020 is discussed below.

Futures: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including interest rate risk as a result of changes in value of underlying financial instruments. The fund invests in futures in order to manage its exposure to or protect against changes in the market. A futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations. When the contracts are closed, the fund recognizes a realized gain or loss which is reflected in the Statement of Operations. There is minimal counterparty credit risk to the fund with futures since they are exchange traded, and the exchange guarantees the futures against default. Futures open at March 31, 2020 are set forth in the Statement of Futures.

The following summarizes the average market value of derivatives outstanding during the period ended March 31, 2020:

Average Market Value ($)
Interest rate futures	19,010,893

At March 31, 2020, accumulated net unrealized appreciation on investments was $20,638,771, consisting of $36,405,588 gross unrealized appreciation and $15,766,817 gross unrealized depreciation.

At March 31, 2020, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Directors held on November 5, 2019, the Board considered the renewal of the fund’s Management Agreement pursuant to which the Adviser provides the fund with investment advisory and administrative services (the “Agreement”). The Board members, a majority of whom are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Adviser. In considering the renewal of the Agreement, the Board considered several factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to it at the meeting and in previous presentations from representatives of the Adviser regarding the nature, extent, and quality of the services provided to funds in the BNY Mellon fund complex, including the fund. Representatives of the Adviser stated that the fund is a closed-end fund without daily inflows and outflows of capital and provided the fund’s asset size.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that the Adviser also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered the Adviser’s extensive administrative, accounting and compliance infrastructures.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of leveraged closed-end general and insured municipal debt funds (the “Performance Group”) and with a broader group of funds consisting of all leveraged closed-end general and insured municipal debt funds (the “Performance Universe”), all for various periods ended September 30, 2019, and (2) the fund’s actual and contractual management fees and total expenses with those of the same group of funds in the Performance Group (the “Expense Group”) and with a broader group of funds consisting of all leveraged closed-end general and insured municipal debt funds, excluding outliers (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. The Adviser previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Representatives of the Adviser stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations and policies and the extent and manner in which leverage is employed that may be applicable to the fund and comparison funds. The Board discussed with representatives of the Adviser and/or its affiliates the results of the comparisons and considered that the fund’s total return performance, on a net asset value basis, was at or above the Performance Group median and above the Performance Universe median for all periods except the one-year period when it was below the Performance Group and Performance Universe medians; the fund’s total return performance, on a market price basis, was at or above the Performance Group median and above the Performance Universe median for all periods except the two-year period when it was below the Performance Universe median. The Board also considered that, on both a net asset value basis and market price basis, the fund’s yield performance was at or above the Performance Group and Performance Universe medians for all one-year periods ended September 30th. The Adviser also provided a comparison of the fund’s calendar year total returns (on a net asset basis) to the returns of the fund’s benchmark index, and it was noted that the fund’s returns were above the returns of the index in seven of the ten calendar years shown. The Board also noted that the fund had a four star overall rating from Morningstar based on Morningstar’s risk-adjusted return measures.

The Board reviewed and considered the contractual management fee rate payable by the fund to the Adviser over the fund’s last fiscal year in light of the nature, extent and quality of the management services provided by the Adviser. In addition, the Board also reviewed and considered the actual management fee rate paid by the fund over the fund’s last fiscal year which included reductions for a fee waiver arrangement in place that reduced the investment advisory fee paid to the Adviser. The Board also reviewed the range of actual and contractual management fees and total expenses as a percentage of average net assets of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board considered that, based on common assets alone, the fund’s contractual management fee was higher than the Expense Group median and the fund’s actual management fee and total expenses were lower than the Expense Group and Expense Universe medians. The Board also considered that, based on common and leveraged assets together, the fund’s actual management fee and total expenses were higher than the Expense Group and Expense Universe medians. Representatives of the Adviser stated that the Adviser has contractually agreed, until May 31, 2020, to waive receipt of a portion of the fund’s management fee, in the amount of .10% of the value of the fund’s average weekly net assets, including net assets representing auction preferred stock outstanding.

Representatives of the Adviser reviewed with the Board the management or investment advisory fees paid by funds advised or administered by the Adviser that are in the same Lipper category as the fund (the “Similar Funds”), and explained the nature of the Similar Funds. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Funds to evaluate the appropriateness of the fund’s management fee. Representatives of the Adviser noted that there were no separate accounts and/or other similar types of client

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

portfolios that are considered to have similar investment strategies and policies as the fund.

Analysis of Profitability and Economies of Scale. Representatives of the Adviser reviewed the expenses allocated and profit received by the Adviser and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to the Adviser and its affiliates for managing the funds in the BNY Mellon fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not excessive, given the services rendered and service levels provided by the Adviser and its affiliates. The Board also considered the fee waiver arrangement and its effect on the profitability of the Adviser and its affiliates. The Board also had been provided with information prepared by an independent consulting firm regarding the Adviser’s approach to allocating costs to, and determining the profitability of, individual funds and the entire BNY Mellon fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreement, considered in relation to the mix of services provided by the Adviser, including the nature, extent and quality of such services, supported the renewal of the Agreement and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Representatives of the Adviser stated that, because the fund is a closed-end fund without daily inflows and outflows of capital, there were not at this time significant economies of scale to be realized by the Adviser in managing the fund’s assets. Representatives of the Adviser also stated that, as a result of shared and allocated costs among funds in the BNY Mellon fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to the Adviser from acting as investment adviser and took into consideration that there were no soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by the Adviser are adequate and appropriate.

• The Board generally was satisfied with the fund’s overall performance.

• The Board concluded that the fee paid to the Adviser continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above, subject to review no later than the next renewal consideration.

• The Board determined that the economies of scale which may accrue to the Adviser and its affiliates in connection with the management of the fund had been adequately considered by the Adviser in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreement, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with the Adviser and its affiliates, of the Adviser and the services provided to the fund by the Adviser. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreement, including information on the investment performance of the fund in comparison to similar funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of the Agreement for the fund, or substantially similar agreements for other BNY Mellon funds that the Board oversees, during which lengthy discussions took place between the Board and representatives of the Adviser. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the fund’s arrangements, or substantially similar arrangements for other BNY Mellon funds that the Board oversees, in prior years. The Board determined to renew the Agreement.

NOTES

NOTES

NOTES

OFFICERS AND DIRECTORS
BNY Mellon Strategic Municipals, Inc.

240 Greenwich Street
New York, NY 10286

Directors	Officers (continued)
Joseph S. DiMartino, Chairman	Assistant Treasurers (continued)
Gordon J. Davis†	Robert Salviolo
Joni Evans	Robert Svagna
Joan Gulley	Chief Compliance Officer
Ehud Houminer	Joseph W. Connolly
Alan H. Howard	Portfolio Managers
Robin A. Melvin ††	Daniel A. Rabasco
Burton N. Wallack	Jeffrey B. Burger
Benaree Pratt Wiley††
† Interested Board Member
†† Elected by APS Holders	Adviser
Officers	BNY Mellon Investment Adviser, Inc.
President	Custodian
Renee Laroche-Morris	The Bank of New York Mellon
Chief Legal Officer	Counsel
Bennett A. MacDougall	Proskauer Rose LLP
Vice President and Secretary	Transfer Agent,
James Bitetto	Dividend Disbursing Agent
Vice President and Secretaries	and Registrar
Sonalee Cross	Computershare Inc.
Deirdre Cunnane	(Common Stock)
Sarah S. Kelleher	Deutsche Bank Trust Company America
Jeff Prusnofsky	(Auction Preferred Stock)
Peter M. Sullivan	Auction Agent
Amanda Quinn	Deutsche Bank Trust Company America
Natalya Zelensky	(Auction Preferred Stock)
Vice President	Stock Exchange Listing
David DiPetrillo	NYSE Symbol: LEO
Treasurer	Initial SEC Effective Date
James Windels	9/23/87
Assistant Treasurers
Gavin C. Reilly
Robert S. Robol

The fund’s net asset value per share appears in the following publications: Barron’s, Closed-End Bond Funds section under the heading “Municipal Bond Funds” every Monday; and The Wall Street Journal, Mutual Funds section under the heading “Closed-End Funds” every Monday.

Notice is hereby given in accordance with Section 23(c) of the Act that the fund may purchase shares of its Common Stock in the open market when it can do so at prices below the then current net asset value per share.

For More Information

BNY Mellon Strategic Municipals, Inc.

240 Greenwich Street
New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Custodian

The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Registrar (Common Stock)

Computershare Inc.
480 Washington Boulevard
Jersey City, NJ 07310

Dividend Disbursing Agent (Common Stock)

Computershare Inc.
P.O. Box 30170
College Station, TX 77842

Ticker Symbol: LEO

For more information about the fund, visit https://im.bnymellon.com/us/en/products/closed-end-funds.jsp. Here you will find the fund’s most recently available quarterly fact sheets and other information about the fund. The information posted on the fund’s website is subject to change without notice.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.bnymellonim.com/us and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

0853SA0320

Item 2.           Code of Ethics.

                        Not applicable.

Item 3.           Audit Committee Financial Expert.

                        Not applicable.

Item 4.           Principal Accountant Fees and Services.

                        Not applicable.

Item 5.           Audit Committee of Listed Registrants.

                        Not applicable.

Item 6.           Investments.

(a)                   Not applicable.

Item 7.           Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                        Not applicable.

Item 8.           Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.           Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                        None.

Item 10.        Submission of Matters to a Vote of Security Holders.

                        There have been no material changes to the procedures applicable to Item 10.

Item 11.        Controls and Procedures.

(a)           The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)           There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.        Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

  The fund did not participate in a securities lending program during this period.

Item 13.        Exhibits.

(a)(1)      Not applicable.

(a)(2)      Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)      Not applicable.

(b)           Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BNY Mellon Strategic Municipals, Inc.

By:         /s/ Renee LaRoche-Morris

                Renee LaRoche-Morris

                President (Principal Executive Officer)

Date:      May 26, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:         /s/ Renee LaRoche-Morris

                Renee LaRoche-Morris

                President (Principal Executive Officer)

Date:      May 26, 2020

By:         /s/ James Windels

                James Windels

                Treasurer (Principal Financial Officer)

Date:      May 26, 2020

EXHIBIT INDEX

(a)(2)      Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)           Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)